Intangible Assets	12 Months Ended
Jan. 31, 2022
Intangible Assets

(7) Intangible Assets

Intangible assets consisted of the following (in thousands):

	January 31, 2022 (Successor)				January 31, 2021 (Predecessor (SLH))
	Gross			Net	Gross			Net
	Carrying	Accumulated		Carrying	Carrying	Accumulated		Carrying
	Amount	Amortization		Amount	Amount	Amortization		Amount
Developed software/ courseware	$303,171		$43,956	$259,215	$253,708		$23,337	$230,371
Customer contracts/ relationships	332,300		10,436	321,864	239,900		2,666	237,234
Vendor relationships	43,900		21,219	22,681	 —		—	 —
Trademarks and trade names	1,500		104	1,396	—		—	—
Publishing rights	41,100		5,229	35,871	35,200		2,933	32,267
Backlog	49,700		4,906	44,794	80,400		7,296	73,104
Skillsoft trademark	84,700		—	84,700	91,500		—	91,500
Global Knowledge trademark	25,400		2,062	23,338	 —		—	 —
Total	$881,771		$87,912	$793,859	$700,708		$36,232	$664,476

Amortization expense related to the existing finite-lived intangible assets is expected to be as follows (in thousands):

Fiscal Year	Amortization Expense
2023	$151,321
2024	134,842
2025	113,815
2026	110,232
2027	63,908
Thereafter	135,041
Total	$709,159

Amortization expense related to intangible assets in the aggregate was $89.0 million for the period from June 12, 2021 through January 31, 2022 (Successor), $46.5 million for the period from February 1, 2021 through June 11, 2021 (Predecessor (SLH)), $36.2 million for the period from August 28, 2020 through January 31, 2021 (Predecessor (SLH)), $23.7 million for the period from February 1, 2020 through August 27, 2020 (Predecessor (PL)) and $64.6 million for the fiscal year ended January 31, 2020 (Predecessor (PL)).

Impairment Review Requirements

The Company reviews intangible assets subject to amortization if any adverse conditions exist or a change in circumstances has occurred that would indicate impairment or a change in remaining useful life. The Company reviews indefinite lived intangible assets, including goodwill, on the annual impairment test date or more frequently if there are indicators of impairment. No such indicators were present during the Successor period from June 12, 2021 through January 31, 2022 and the Predecessor (SLH) periods from February 1, 2021 through June 11, 2021 and from August 28, 2020 through January 31, 2021.

Goodwill for the Predecessor (SLH) represents the excess of the reorganization value over the fair value of tangible and intangible assets in fresh start accounting. Goodwill in the Successor and Predecessor (PL) periods represented the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired.

The Company tests goodwill for impairment on the first day of the last month of the fourth quarter (January 1) in accordance with ASC 350, Intangibles—Goodwill.

In connection with the impairment evaluation, the Company may first consider qualitative factors to determine whether the existence of events or circumstances indicates that it is more likely than not (i.e., a likelihood of more than 50%) that the fair value of a reporting unit is less than its carrying amount. Performing a quantitative goodwill impairment test is not necessary if an entity determines based on this assessment that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company fails or elects to bypass the qualitative assessment, the goodwill impairment test must be performed. This test requires a comparison of the carrying value of the reporting unit to its estimated fair value. If the carrying value of a reporting unit’s goodwill exceeds its fair value, an impairment loss equal to the difference is recorded, not to exceed the amount of goodwill allocated to the reporting unit. In determining reporting units, the Company first identifies its operating segments, and then assesses whether any components of these segments constitute a business for which discrete financial information is available and where segment management regularly reviews the operating results of that component.

Impairment of Goodwill and Intangible Assets for the Predecessor (PL) Period Ended August 27, 2020

During the three months ended April 30, 2020, the emergence of COVID-19 as a global pandemic had an adverse impact on our business. While the online learning tools the Company offers have many advantages over traditional in person learning in the current environment, some of the Company’s customers in heavily impacted industries have sought to temporarily reduce spending, resulting in reductions in contract sizes and in some cases cancellations when such contracts have come up for renewal. In addition, identifying and pursuing opportunities for new customers became much more challenging in this environment. In addition to the uncertainty introduced by COVID-19, the Company’s over leveraged capital structure continued to create headwinds. In April 2020, the Company received temporary forbearance from its lenders due to a default on amounts owed under the Senior Credit Facility as a long-term consensual solution was being negotiated with lenders. The uncertainty around the Company’s capital structure and future ownership, continued to hurt its business, as new and existing customers displayed apprehension about the ultimate resolution of the Company’s capital structure and its impact on operations, causing delays and sometimes losses in business. The uncertainty surrounding the Company’s capital structure combined with the potential impact that COVID-19 would have on the Company and the global economy, resulted in a significant decline in the fair value of its reporting units during the first quarter ended April 30, 2020.

In light of the circumstances above, management concluded that a triggering event had occurred with respect to the Company’s indefinite-lived Skillsoft trade name as of April 30, 2020. Accordingly, the Company estimated the fair value of the Skillsoft trade name using a discounted cash flow analysis which reflected estimates of future revenue, royalty rates, cash flows, and discount rates. Based on this analysis, the Company concluded the carrying value of the Skillsoft trade name exceeded its fair value, resulting in an impairment charge of $92.2 million in the three months ended April 30, 2020 (Predecessor (PL)).

In accordance with ASC 350, for goodwill the Company determined triggering events had occurred and performed an impairment test as of April 30, 2020 that compared the estimated fair value of each reporting unit to their respective carrying values. The prospective financial information used for fiscal years 2021, 2022 and 2023 for these impairment tests was consistent with financial projections included in the Plan of Reorganization and future growth rates tracked to terminal growth rate assumptions. The Company considered the results of both a discounted cash flow (“DCF”) analysis and an EBITDA multiple approach. The Company also considered observable debt trading prices for the debt jointly borrowed by its parent entity and the Company’s subsidiary, Skillsoft Corporation, however, by the end of March 2020, most holders were restricted from trading in anticipation of a restructuring and market prices after that period were therefore less reliable. The results of the impairment tests performed indicated that the carrying value of the Skillsoft reporting unit exceeded the estimated fair values determined by the Company. Based on the results of the goodwill impairment testing procedures, the Company recorded a $107.9 million goodwill impairment for the Skillsoft reporting unit.

In total, as described in detail above, the Company recorded $200.1 million of goodwill and intangible asset impairment charges for the three months ended April 30, 2020 (Predecessor (PL)), consisting of (i) $92.2 million impairment of the Skillsoft trade name, and (ii) a $107.9 million goodwill impairment for the Skillsoft reporting unit. The Company believes that its procedures for estimating gross future cash flows for each intangible asset are reasonable and consistent with current market conditions for each of the dates when impairment testing was performed.

Goodwill Impairment for the Fiscal Year Ended January 31, 2020 (Predecessor (PL))

During the fiscal year ended January 31, 2020, the Company faced significant market competition.  In addition, while the Company continued to make significant investments in contemporary products such as Percipio, attrition rates on legacy products like Skillport remained high.  On top of market and competitive dynamics, the Company’s over leveraged capital structure also created additional headwinds.  With significant debt maturities in 2021 and 2022, and related downgrades from rating agencies, concerns over the capital structure began to hurt the Company’s business, as new and existing customers displayed apprehension about the ultimate resolution of the Company’s capital structure and its impact on operations, causing delays and sometimes losses in business.  The capital structure and heavy debt service also constrained investments in areas such as marketing, where spending was considerably lower than the Company’s competitors, resulting in additional pressure on retaining and attracting customers.  The combination of the factors resulted in lower bookings, revenue, profitability and free cash flow generation during the twelve months ended January 31, 2020.  In addition, the lower customer base, combined with larger expenditures that would be necessary in marketing activities going forward, resulted in lower expected future cash flows and growth rates going forward.

As part of the Company’s evaluation of impairment indicators, described further below, for the year ended January 31, 2020, the Company determined its long-lived asset groups failed the undiscounted cash flow recoverability tests.  Accordingly, the Company estimated the fair value of its individual long-lived assets to determine potential impairment charges. The Company’s estimation of the fair value of definite lived intangible assets included the use of discounted cash flow analyses which reflected estimates of future revenue, customer attrition rates, royalty rates, cash flows, and discount rates. Based on these analyses, the Company concluded the fair values of the individual long-lived assets exceeded their current carrying values, accordingly no impairment was recognized for these assets for the year ended January 31, 2020

In accordance with ASC 350, the Company performed an impairment test that compared the estimated fair value of Skillsoft reporting unit to its respective carrying value.  Management considered the results of both a DCF analysis and an EBITDA multiple approach, similar to prior periods.  The Company also considered observable debt trading prices for the debt jointly borrowed by its parent entity and its subsidiary, Skillsoft Corporation, after adjusting for a control premium.  The result of the impairment test performed indicated that the carrying value of the Skillsoft reporting unit exceeded its estimated fair value determined by the Company.  Based on the result of the Company’s impairment testing, the Company recorded $321.3 million of goodwill impairment charge in the fiscal year ended January 31, 2020 for the Skillsoft reporting unit.

A roll forward of goodwill is as follows:

Description	Skillsoft	GK		Consolidated
Goodwill, net January 31, 2019 (Predecessor (PL))	$1,434,047		$—	$1,434,047
Foreign currency translation adjustment	113		—	113
Impairment of goodwill	(321,340)		—	(321,340)
Goodwill, net January 31, 2020 (Predecessor (PL))	$1,112,820		$—	$1,112,820
Foreign currency translation adjustment	(158)		—	(158)
Impairment of goodwill	(107,934)		—	(107,934)
Canada deconsolidation	(5,100)		—	(5,100)
Goodwill, net August 27, 2020 (Predecessor (PL))	$999,628		$—	$999,628
Impact of Fresh-Start reporting	(507,843)		—	(507,843)
Goodwill, net August 28, 2020 (Predecessor (SLH))	491,785		—	491,785
Foreign currency translation adjustment	(132)		—	(132)
Goodwill, net January 31, 2021 (Predecessor SLH)	$491,653		$—	$491,653
Foreign currency translation adjustment	(134)		—	(134)
Goodwill, net June 11, 2021 (Predecessor SLH)	491,519		—	$491,519

Acquisition of Skillsoft and GK	659,667		116,413	776,080
Foreign currency translation adjustment	(47)		(623)	(670)
Acquisition of Pluma	14,892		—	14,892
Measurement period adjustments	3,036		(479)	2,557
Measurement period adjustments - (Pluma)	2,952		—	2,952
Goodwill, net January 31, 2022(Successor)	$680,500		$115,311	$795,811

Goodwill at January 31, 2022 (Successor) and January 31, 2021 (Predecessor (SLH)), for the Skillsoft segment was $680.6 million and $491.7 million, respectively. There were no accumulated impairment losses for the Skillsoft segment at January 31, 2021 (Successor) and January 31, 2021 (Predecessor (SLH)).

Goodwill at January 31, 2022 (Successor), for the Global Knowledge segment was $105.2 million. There were no accumulated impairment losses for the Global Knowledge segment at January 31, 2022.